JULY 6, 1998

COHEN & STEERS  EQUITY INCOME FUND,  INC.

SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1998 (AMENDED MAY 19, 1998)


          THE FOLLOWING REPLACES IN ITS ENTIRETY THE SECTION OF THE PROSPECTUS CAPTIONED "PURCHASE OF SHARES" (PAGE 13):


PURCHASE OF SHARES

          The Class I shares are purchased at net asset value. There is no front-end or contingent deferred sales charge.

          Class I shares are available for purchase only by or through investment advisers who charge separate fees for their advisory services ("IAs"). IAs may include banks and trust companies, brokers and financial planners. Class I shares may be purchased (a) by an IA on behalf of its clients or for its own account, (b) by clients of an IA whose accounts are linked to the master account of the IA on the books and records of the IA or of the client's broker, or (c) by employees of the IA. (Class I shares may also be purchased by employees of any securities dealer that has entered into a dealer's agreement with CSSI, the Fund's principal underwriter).

          The minimum initial investment to open a Class I shareholder account is $100,000, except that the Fund does not impose a minimum initial investment requirement with respect to financial intermediaries listed above who have introduced Class I share accounts valued in the aggregate at $250,000 or more. In addition, no initial investment minimum is imposed with respect to employees of the Adviser. The minimum amount for subsequent Class I investments is $500. The Fund's Class I shares may be purchased through certain brokers and other financial intermediaries that have entered into an agreement with CSSI or through CSSI directly. For accounts opened directly through CSSI, a completed and signed Subscription Agreement is required at the time the account is opened.

          In addition to offering Class I shares, the Fund also offers Class A, Class B and Class C shares which are described in a separate prospectus. To obtain a prospectus relating to such classes, contact the underwriter by writing to the address or by calling the phone numbers listed on the back cover of this Prospectus.